CONFORMED
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report: April 12, 2001
(Date of earliest event reported)                  Commission File No. 333-27341

                           TELEX COMMUNICATIONS, INC.
             (Exact name of Registrant as specified in its charter)

             Delaware                                     38-1853300
             --------                                     ----------
    (State or other jurisdiction of                      (I.R.S. Employer
      incorporation or organization)                     Identification No.)

            12000 Portland Avenue South, Burnsville, Minnesota 55337
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (952) 884-4051



                        This document contains 147 pages.

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


Items 1-4       Not Applicable


Item 5          Other Events
                ------------

                Telex Communications, Inc. (the "Company") has amended, as of April 11, 2001, the Indentures (the "Indentures") governing its 10-1/2% Senior Subordinated Notes Due 2007 (CUSIP No. 879569AD3) and its 11% Senior Subordinated Notes Due 2007 (CUSIP No. 269263AC3) (herein together referred to as the "Senior Subordinated Notes"), as proposed in its Consent Solicitation Statement dated March 14, 2001. The Company was successful in obtaining the necessary consents from holders of the Senior Subordinated Notes to approve the proposed amendments. The consents authorize the amendment of the Indentures to permit the incurrence by the Company of up to $20 million of additional indebtedness (the "New Indebtedness") which will be "Senior Indebtedness" (but junior to the Company's "Senior Credit Facility" (as defined in the Indentures)) for all purposes of the Indentures, as more fully described in the Company's Consent Solicitation Statement. The Supplemental Indentures executed by the Company and the Trustees under the Indentures are attached as Exhibits 4.1(b) and 4.2(d) hereto. No additional consents will be accepted subsequent to April 13, 2001.

                On April 11, 2001, the Company and its senior secured lenders executed an amendment to the Company's current Senior Credit Facility (the "Senior Credit Facility Amendment") pursuant to which the senior secured lenders have, among other things, waived technical defaults under certain financial covenants relating to "Minimum Consolidated EBITDA", "Maintenance of Consolidated Fixed Charges Ratio" and "Maintenance of Leverage Ratio" requirements under its existing Senior Credit Facility with respect to the four consecutive fiscal quarters ended December 31, 2000 or as of such date. Also, the Senior Credit Facility Amendment permits the Company to incur the New Indebtedness. The Senior Credit Facility Amendment is attached as Exhibit 4.3(h) hereto.

                On April 11, 2001, the Company entered into a Note Purchase Agreement (the "Note Purchase Agreement") with the "Purchasers" named in the Note Purchase Agreement pursuant to which the Company issued to the Purchasers its 18% Adjusted Interest PIK Senior Secured Notes due April 11, 2004 (the "Senior Secured Notes") in an aggregate principal amount of $20 million. The Note Purchase Agreement is attached as Exhibit 4.4(a) hereto. The Senior Secured Notes: (i) were issued at a price equal to the stated principal amount of the Senior Secured Notes, subject to the payment to the Purchasers of a commitment fee equal to 6% of the principal amount of Senior Secured Notes purchased by such Purchasers; (ii) will accrue interest at the rate of 18% per annum, increasing by 75 basis points each quarter until the applicable rate is 25% per annum, and with interest payable quarterly in arrears, at the Company's option, in cash or in additional Senior Secured Notes (i.e., pay-in-kind) or, subject to the approval of the Purchasers, by otherwise adding accrued interest to the principal amount of the Senior Secured Notes;
                (iii) are guaranteed by Telex Communications Group, Inc., the parent of the Company, and those subsidiaries of the Company that currently guarantee the obligations of the Company under its Senior Credit Facility and will be guaranteed by any additional subsidiaries that may be added as guarantors under the Company's Senior Credit Facility in the future, and are secured by a second priority lien on the assets of the Company and its subsidiaries that secure the obligations of the Company under its Senior Credit Facility and any additional assets that may secure such obligations in the future; (iv) are redeemable prior to maturity at the option of the Company at 100% of the principal amount redeemed plus any accrued and unpaid interest;
                (v) are "Senior Indebtedness" and "Designated Senior Indebtedness" under the Indentures, subordinated only to the Company's Senior Credit Facility pursuant to an intercreditor agreement among the Purchasers, the lenders under the Company's Senior Credit Facility and the Company; and (vi) contain covenants substantially similar to the covenants contained in the Company's current Senior Credit Facility, except that the minimum EBITDA covenant contained in the Senior Secured Notes contains minimum EBITDA levels set at 80% of those contained in the Company's current Senior Credit Facility. TCI Investments LLC has purchased $9.8 million of the principal amount of the Senior Secured Notes. TCI Investments LLC is managed by GSCP (NJ), L.P., which also manages Greenwich Street Capital Partners, L.P., which is one of the managing members of Greenwich I, LLC and Greenwich II, LLC. Greenwich I, LLC and Greenwich II, LLC are the owners of approximately 90.8% of the Common Stock of Telex Communications Group, Inc., the parent of the Company. TCI Investments LLC, Greenwich I, LLC and Greenwich II, LLC have certain common direct or indirect investors.

                Proceeds from the issuance of the Senior Secured Notes have been used to pay interest under the 11% Senior Subordinated Notes that was due (and not paid) on March 15, 2001, and will be used to pay interest due on May 1, 2001 under the 10-1/2% Senior Subordinated Notes, with the remaining net proceeds to be used for general corporate and operating expenses.

Item 6          Not Applicable


Item 7          Exhibits
                --------

                4.1(b) First Supplemental Indenture dated as of April 11, 2001 by and between the Company and Bank One Trust Company, as trustee.

                4.2(d) Third Supplemental Indenture dated as of April 11, 2001 by and between the Company and Manufacturers and Traders Trust Company, as trustee.

                4.3(h) Waiver, Amendment No. 4, Agreement and Consent, dated as of April 11, 2001, to the Credit Agreement, dated as of May 6, 1997, as amended by Amendment No. 1, dated as of January 30, 1998, as amended by Amendment by No. 2, dated as of December 23, 1998, and as amended by Amendment No. 3, dated as of October 29, 1999, among Telex Communications, Inc., the several banks and other financial institutions from time to time parties thereto (the "Lenders"), Morgan Stanley Senior Funding, Inc., as documentation agent for the Lenders and The Chase Manhattan Bank, as administrative agent for the Lenders. (Exhibits and schedules omitted for purposes of this filing.)

                4.3(i) Intercreditor Agreement, dated as of April 11, 2001 (as may be amended, supplemented or otherwise modified from time to time, the "Agreement"), among (a) The Chase Manhattan Bank, as administrative agent (in such capacity, together with its successors and assigns in such capacity, the "Senior Agent") under the Credit Agreement, dated as of May 6, 1997 (as amended, supplemented or otherwise modified from time to time, the "Senior Credit Agreement"), among Telex Communications, Inc. (the "Borrower"), the several banks and other financial institutions from time to time parties thereto (the "Senior Lenders"), the Senior Agent and Morgan Stanley Senior Funding, Inc., as documentation agent for the Senior Lenders; (b) TCI Investments LLC and GoldenTree High Yield Opportunities I, L.P., as co-agents (in such capacity, together with their successors and assigns, the "Junior Agents") for the holders of the Second Priority Obligations referred to below (in such capacity, the "Junior Lenders"); and (c) the Borrower.

                4.4(a) Note Purchase Agreement dated as of April 11, 2001 among the Company and TCI Investments LLC and GoldenTree High Yield Opportunities I, L.P., each as "Co-Agent", and the other "Purchasers" (identified in the Note Purchase Agreement) of the 18% Adjusted Interest PIK Senior Secured Notes (the "Senior Secured Notes") of the Company. (Exhibits and schedules omitted for purposes of this filing.)

Items 8-9       Not applicable


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       TELEX COMMUNICATIONS, INC.


Dated:  April 12, 2001                 By: /s/ Ned C. Jackson
                                           -----------------------
                                           Ned C. Jackson
                                           President and Chief Executive Officer


Dated:  April 12, 2001                 By:  /s/ Richard J. Pearson
                                           ---------------------------
                                           Richard J. Pearson
                                           Vice President and Chief Financial
                                           Officer

                           Telex Communications, Inc.

                                    Form 8-K

                                  Exhibit Index

Exhibit No.     Description
-----------     -----------

4.1(b) First Supplemental Indenture dated as of April 11, 2001 by and between the Company and Bank One Trust Company, as trustee.

4.2(d) Third Supplemental Indenture dated as of April 11, 2001 by and between the Company and Manufacturers and Traders Trust Company, as trustee.

4.3(h) Waiver, Amendment No. 4, Agreement and Consent, dated as of April 11, 2001, to the Credit Agreement, dated as of May 6, 1997, as amended by Amendment No. 1, dated as of January 30, 1998, as amended by Amendment by No. 2, dated as of December 23, 1998, and as amended by Amendment No. 3, dated as of October 29, 1999, among Telex Communications, Inc., the several banks and other financial institutions from time to time parties thereto (the "Lenders"), Morgan Stanley Senior Funding, Inc., as documentation agent for the Lenders and The Chase Manhattan Bank, as administrative agent for the Lenders. (Exhibits and schedules omitted for purposes of this filing.)

4.3(i) Intercreditor Agreement, dated as of April 11, 2001 (as may be amended, supplemented or otherwise modified from time to time, the "Agreement"), among (a) The Chase Manhattan Bank, as administrative agent (in such capacity, together with its successors and assigns in such capacity, the "Senior Agent") under the Credit Agreement, dated as of May 6, 1997 (as amended, supplemented or otherwise modified from time to time, the "Senior Credit Agreement"), among Telex Communications, Inc. (the "Borrower"), the several banks and other financial institutions from time to time parties thereto (the "Senior Lenders"), the Senior Agent and Morgan Stanley Senior Funding, Inc., as documentation agent for the Senior Lenders; (b) TCI Investments LLC and GoldenTree High Yield Opportunities I, L.P., as co-agents (in such capacity, together with their successors and assigns, the "Junior Agents") for the holders of the Second Priority Obligations referred to below (in such capacity, the "Junior Lenders"); and (c) the Borrower.

4.4(a) Note Purchase Agreement dated as of April 11, 2001 among the Company and TCI Investments LLC and GoldenTree High Yield
                Opportunities I, L.P., each as "Co-Agent", and the other "Purchasers" (identified in the Note Purchase Agreement) of the 18% Adjusted Interest PIK Senior Secured Notes (the "Senior Secured Notes") of the Company. (Exhibits and schedules omitted for purposes of this filing.)